UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2016

ASHLAND LLC

(Exact name of registrant as specified in its charter)

Kentucky	1-32532	20-0865835
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard

Covington, Kentucky 41011

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Assumption of Equity Incentive Plans, Deferred Compensation Plans and Certain Tax-Qualified Retirement Plans

The information set forth under Item 5.02 under the heading “Assumption of Equity Incentive Plans, Deferred Compensation Plans and Certain Tax-Qualified Retirement Plans” is incorporated by reference into this Item 1.01.

Amendment to Accounts Receivables Securitization Facility

On September 15, 2016, Ashland Inc. (“Ashland”) entered into (i) a Twelfth Amendment (the “Twelfth Amendment”) to the Transfer and Administration Agreement dated as of August 31, 2012, among Ashland, CVG Capital III LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and The Bank of Nova Scotia, as agent for the Investors, and (ii) an Originator Removal Agreement and Facility Amendment among Ashland, CVG Capital III LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and The Bank of Nova Scotia, as agent for the Investors (the “Removal Agreement”). Under the Transfer and Administration Agreement, CVG Capital III LLC may, from time to time, obtain up to $250.0 million (in the form of cash or letters of credit for the benefit of Ashland and its subsidiaries) from the Investors through the sale of an undivided interest in accounts receivable, related assets and collections on those accounts receivable sold by the Originators to CVG Capital III LLC, a wholly owned “bankruptcy remote” special purpose subsidiary of the Originators. The Twelfth Amendment provides for the reduction of the commitments under the Transfer and Administration Agreement by $150.0 million from $250.0 million to $100.0 million, and the Removal Agreement provides for the removal of Valvoline LLC as an Originator under the Transfer and Administration Agreement and related documents.

The foregoing summaries of the Twelfth Amendment and the Removal Agreement do not purport to be complete and are subject to and qualified in their entirety by reference to the Twelfth Amendment and the Removal Agreement, copies of which are filed as Exhibits 10.2 and 10.3 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On September 20, 2016, pursuant to the Agreement and Plan of Merger dated as of May 31, 2016 (the “Merger Agreement”), between and among Ashland, Ashland Global Holdings Inc. (“Ashland Global”), previously a direct subsidiary of Ashland, and Ashland Merger Sub Corp, a Kentucky corporation and direct subsidiary of Ashland Global (“Merger Sub”), (a) Ashland Global replaced Ashland as the publicly held corporation, which, through its subsidiaries, will conduct all of the operations currently conducted by Ashland, (b) Merger Sub merged with and into Ashland, with Ashland surviving the merger and continuing as a wholly-owned subsidiary of Ashland Global (the “Merger”), and (c) each share of Ashland common stock issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive one share of Ashland Global common stock. The exchange of shares of Ashland common stock for shares of Ashland Global common stock is a tax-free transaction for Ashland shareholders for U.S. federal income tax purposes.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Ashland Global is the successor issuer to Ashland, shares of Ashland Global common stock are deemed to be registered under Section 12(b) of the Exchange Act, and Ashland Global is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. Shares of Ashland Global common stock will be listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “ASH”.

Prior to the closing of the Merger, the Ashland common stock was registered pursuant to Section 12(b) of the Exchange Act and listed on NYSE. The Ashland common stock was suspended from trading on NYSE prior to the open of trading on September 20, 2016, and Ashland Global common stock is now trading on NYSE under the ticker symbol “ASH”. In nine days, Ashland expects to file a Form 15 with the SEC to suspend its reporting obligations under Section 15(d) and 12(g) of the Exchange Act with respect to the shares of Ashland common stock.

The foregoing descriptions of the Merger Agreement and the Merger do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 to Ashland’s Current Report filed May 31, 2016, and as Annex I of the Proxy Statement of Ashland which was dated August 8, 2016, and first mailed to shareholders on August 8, 2016 (the “Proxy Statement”), and the full text of the Merger Agreement is incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

Prior to the closing of the Merger, the Ashland common stock was registered pursuant to Section 12(b) of the Exchange Act and listed on NYSE under the symbol “ASH”. As a result of the Merger, each issued and outstanding share of Ashland common stock immediately prior to the effective time of the Merger was converted into the right to receive one share of Ashland Global common stock. NYSE filed a Form 25 to withdraw the Ashland common stock from listing and terminate the registration of the Ashland common stock under Section 12(b) of the Exchange Act. Prior to the open of trading on NYSE on September 20, 2016, trading in the Ashland common stock was suspended by NYSE, and the Ashland Global common stock began trading on NYSE under the ticker symbol “ASH”. Ashland will file a Form 15 with the SEC to suspend its reporting obligations under Section 15(d) and 12(g) of the Exchange Act with respect to the shares of Ashland common stock.

Item 3.03. Material Modification to the Rights of Security Holders

At the closing of the Merger, each issued and outstanding share of Ashland common stock immediately prior to the effective time of the Merger was converted into the right to receive one share of Ashland Global common stock.

On September 21, 2016, Ashland was converted from a Kentucky corporation to a Kentucky limited liability company pursuant to Section 275.376 of the Kentucky Revised Statutes (the “Conversion”). Pursuant to the Conversion, the name of Ashland was changed to Ashland LLC. As a result of the Conversion, all rights, privileges, powers and assets of Ashland became vested in Ashland LLC and all debts, liabilities and duties of Ashland became debts, liabilities and duties of Ashland LLC pursuant to Section 275.377 of the Kentucky Revised Statutes. Ashland LLC will be managed by its sole member, a wholly owned subsidiary of Ashland Global.

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant

The information set forth in Item 2.01 and Item 3.03 of this Current Report is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Directors

In connection with the merger, Ashland will no longer have any directors and will be managed by its sole member, a wholly owned subsidiary of Ashland Global. The directors of Ashland Global are the same as the directors of Ashland before the Merger and the Conversion.

Assumption of Equity Incentive Plans, Deferred Compensation Plans and Tax-Qualified Retirement Plans

In connection with the Merger, pursuant to an Assumption Agreement dated September 20, 2016, by and between Ashland Global and Ashland, Ashland Global assumed each Ashland equity incentive and deferred compensation plan and certain tax-qualified retirement plans (each, an “Ashland Plan” and collectively, the “Ashland Plans”), including all stock appreciation rights, performance share awards, restricted share awards, restricted stock units, common stock units and deferred stock units, stock options and other incentive awards and deferrals covering shares of Ashland common stock, whether vested or not vested, that were then outstanding under each Ashland Plan and the remaining unallocated reserve of shares of Ashland common stock issuable under each Ashland Plan. As of the closing of the Merger, the reserve of Ashland common stock under each Ashland Plan was automatically converted on a one-share-for-one-share basis into a reserve of shares of Ashland Global common stock, and the terms and conditions that were in effect immediately prior to the Merger under each outstanding incentive award and deferral assumed by Ashland Global will continue in full force and effect after the Merger, except that the shares of common stock issuable under each such award and deferral will be shares of Ashland Global common stock.

Additional information required by this Current Report is included in the Proxy Statement and is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 21, 2016, Ashland was converted from a Kentucky corporation to a Kentucky limited liability company pursuant to Sections 275.376 and 275.377 of the Kentucky Revised Statutes. Pursuant to the Conversion, the name of Ashland was changed to Ashland LLC. A copy of the Articles of Organization of Ashland LLC is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. On September 21, 2016, Ashland LLC executed a limited liability company agreement which, together with the certificate of conversion, supersedes all of the provisions of Ashland’s former articles of incorporation and bylaws. A copy of the limited liability company operating agreement of Ashland LLC is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger dated as of May 31, 2016, between and among Ashland Inc., Ashland Global Holdings Inc. and Ashland Merger Sub Corp. (incorporated by reference to Ashland’s Current Report on Form 8-K filed on May 31, 2016 (File No. 001-32532)

3.1	Articles of Organization of Ashland LLC*

3.2	Limited Liability Company Operating Agreement of Ashland LLC dated September 21, 2016*

10.1	Assumption Agreement dated September 20, 2016, by and between Ashland Global Holdings Inc. and Ashland Inc.*

10.2	Twelfth Amendment to the Transfer and Administration Agreement dated as of August 31, 2012, among Ashland Inc., CVG Capital III LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and The Bank of Nova Scotia, as agent for the Investors*

10.3	Originator Removal Agreement and Facility Amendment among Ashland Inc., CVG Capital III LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and The Bank of Nova Scotia, as agent for the Investors*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND LLC
(Registrant)

September 21, 2016	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated as of May 31, 2016, between and among Ashland Inc., Ashland Global Holdings Inc. and Ashland Merger Sub Corp. (incorporated by reference to Ashland’s Current Report on Form 8-K filed on May 31, 2016 (File No. 001-32532)

3.1	Articles of Organization of Ashland LLC*

3.2	Limited Liability Company Operating Agreement of Ashland LLC dated September 21, 2016*

10.1	Assumption Agreement dated September 20, 2016, by and between Ashland Global Holdings Inc. and Ashland Inc.*

10.2	Twelfth Amendment to the Transfer and Administration Agreement dated as of August 31, 2012, among Ashland Inc., CVG Capital III LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and The Bank of Nova Scotia, as agent for the Investors*

10.3	Originator Removal Agreement and Facility Amendment among Ashland Inc., CVG Capital III LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and The Bank of Nova Scotia, as agent for the Investors*

*	Filed herewith.